As filed with the Securities and Exchange Commission
                                                    on or about January 20, 2006

                                                             File No. 333-100223
                                                                    CIK #1173989



                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Post-Effective
                                 Amendment No. 3
                                       to
                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

               Claymore Securities Defined Portfolios, Series 135

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                Name and complete address of agents for service:

                            Claymore Securities, Inc.
                        Attention: Nicholas Dalmaso, Esq.
                  Senior Managing Director and General Counsel
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                             Chapman and Cutler LLP
                          Attention: Eric F. Fess, Esq.
                             111 West Monroe Street
                             Chicago, Illinois 60603


     ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on January 20, 2006 pursuant to paragraph (b) of Rule 485.


                     CLAYMORE SECURITIES DEFINED PORTFOLIOS




               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135
      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                               PROSPECTUS PART ONE





                         A Fixed Portfolio Consisting of
                         Investment Grade Corporate Debt
                       Obligations With A Dollar-Weighted
                         Average Maturity of 6.6 Years.



         Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and are not Federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

                       SPONSOR: CLAYMORE SECURITIES, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        This Prospectus is in two parts.
          The investor is advised to read and retain both parts of this
                        Prospectus for future reference.
                      THE DATE OF THIS PART ONE PROSPECTUS
          IS THAT DATE WHICH IS SET FORTH IN PART TWO OF THE PROSPECTUS






                                TABLE OF CONTENTS

INVESTMENT SUMMARY.....................................................................1

       Investment Objective............................................................1
       Principal Investment Strategy...................................................1
       Principal Risks.................................................................2
       Taxes...........................................................................2
       Distributions...................................................................2
       Market for Units................................................................3

UNDERSTANDING YOUR INVESTMENT..........................................................3

       The Trust.......................................................................3
       Risk Factors....................................................................4
       Public Offering.................................................................9
       Estimated Current Return And Estimated Long-Term Return To Unitholders.........11
       Tax Status.....................................................................12
       Tax Reporting and Reallocation.................................................15
       Rights of Unitholders..........................................................15
       Expenses and Charges...........................................................18
       Redemption.....................................................................20
       Sponsor........................................................................22
       Trustee........................................................................24
       Evaluator......................................................................25
       Amendment and Termination of the Trust Agreement...............................26
       Experts........................................................................27
       Code of Ethics.................................................................27
       Description of Bond Ratings....................................................27







                               INVESTMENT SUMMARY

         Use this Investment Summary to help you decide whether an investment in this trust is right for you. More detailed information can be found later in this prospectus.

INVESTMENT OBJECTIVE

         Claymore Securities Defined Portfolios, Series 135, Investment Grade Corporate Defined Portfolio (Intermediate), Series 4, is a unit investment trust the primary objective of which is to seek to provide a high level of current income through investing in a portfolio consisting primarily of investment grade corporate debt obligations. The bonds included in the trust are primarily intermediate-term fixed rate debt obligations issued by corporate entities. Investment grade bonds are bonds that are rated at least in the category of BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Fitch Ratings ("Fitch") or Baa by Moody's Investor Service ("Moody's"). A rating in the category of BBB or Baa is the lowest investment grade rating. See "Description of Bond Ratings" for details. As a secondary objective, the trust seeks to provide preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

         The portfolio of the trust consists of fixed income corporate debt obligations that are rated in the four highest categories by Standard & Poor's, Moody's and/or Fitch. Corporate debt obligations may include U.S. government bonds, corporate bonds, mortgage- and asset-backed securities, loan participations and corporate instruments.

         The following factors, among others, were considered in selecting the bonds: the prices and yields of such bonds relative to other bonds of similar quality and maturity, including the extent to which such bonds are traded at a premium or discount from par;

          - the present rating and credit quality of the issuers of the bonds and the potential improvement in the credit quality of such issuers;

          - the diversification of the bonds as to business purpose of issuer;

          -    the income to the unitholders of the trust;

          -    whether the bonds were issued after July 18, 1984; and

          -    the stated maturities and call provisions of the bonds.

PRINCIPAL RISKS

         Investors can lose money by investing in the Trust. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the trust:

          - No assurance can be given that the trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations.

          - Corporate bonds included in the trust are primarily intermediate-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes.

          - If a decrease in net asset value occurs and units of the trust are tendered for redemption, the trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the trust before maturity, resulting in unanticipated losses for investors.

          - Since the portfolio is fixed and not managed, in general, the Sponsor only sells bonds at the trust's termination or in order to meet redemptions or to pay expenses. As a result, the price at which a bond is sold may not be the highest price it attained during the life of the trust.

          - Certain of the bonds included in the trust may be original issue discount bonds or "zero coupon" bonds, as noted in the Schedule of Investments in Part Two of the Prospectus. These bonds are subject to greater price fluctuations with changing interest rates and contain additional risks. See "Risk Factors" for more information.

TAXES

         Interest on the bonds in the trust is subject to federal income taxes for U.S. investors. You may receive principal payments if bonds are sold or called, or mature. You will be subject to tax on any gain realized by the trust on the disposition of bonds.

         For non-resident aliens, certain income from the trust will be exempt from withholding for U.S. federal income tax, provided certain conditions are met. Consult your tax advisor with respect to the conditions that must be met in order to be exempt for U.S. tax purposes. See "Tax Status" for further tax information.

DISTRIBUTIONS

         Holders of units will receive interest payments from the trust on a monthly basis. The trust prorates the interest distributed on an annual basis.

MARKET FOR UNITS

         The Sponsor currently intends to repurchase units from holders who want to redeem their units. These redemptions are at prices based upon the aggregate institutional bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption through the Trustee. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate institutional bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.


                          UNDERSTANDING YOUR INVESTMENT

THE TRUST

         Organization. Claymore Securities Defined Portfolios, Series 135, Investment Grade Corporate Defined Portfolio (Intermediate), Series 4 (the "Trust"), is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement is dated as of the Initial Date of Deposit and is between Claymore Securities, Inc. as sponsor (the "Sponsor") and as evaluator ("Evaluator") and The Bank of New York, as trustee (the "Trustee"). On the Initial Date of Deposit, the Sponsor deposited contracts and funds (represented by cash or a certified check(s) and/or an irrevocable letter(s) of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds" or the "Securities"). After the deposit of the Bonds and the creation of the Trust, the Trustee delivered to the Sponsor the units (the "Units") comprising the ownership of the Trust. These Units are now being offered pursuant to this Prospectus.

         Objectives. The objective of the Trust is to seek to provide the holder of units (a "Unitholder") with a high level of current income through investing in a portfolio consisting primarily of investment grade corporate debt obligations. As a secondary objective, the trust seeks to provide preservation of capital. No assurance can be given that the Trust's objective will be achieved.

         Portfolio. The portfolio of the Trust consists of the Bonds described in "Schedule of Investments" in Part Two of the Prospectus. The following factors, among others, were considered in selecting the Bonds:

          - the prices and yields of such Bonds relative to other Bonds of similar quality and maturity, including the extent to which such Bonds are traded at a premium or discount from par;

          - the present rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers;

          - the diversification of the Bonds as to business purpose of issuer;

          -    the income to the Unitholders of the Trust;

          -    whether the Bonds were issued after July 18, 1984; and

          -    the stated maturities and call provisions of the Bonds.

         Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of the Trust are redeemed after the date of this Prospectus, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Trust.

          Additional Units. Additional Units of the Trust may be issued by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities or additional Securities. Deposits of additional Securities must replicate exactly the proportionate relationship among the principal amount of each of the Bonds comprising the Portfolio of the Trust. If any of the Bonds included in the Portfolio no longer become available, the Sponsor will not be able to create additional Units.

RISK FACTORS

          An investment in Units is subject to the following risks:

         Failure of issuers to pay interest and/or principal. The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. The rating assigned to a bond may decline. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any bond.

         Fixed-Rate Bonds. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

          Original Issue Discount Bonds And Zero Coupon Bonds. Certain of the Bonds in the Trust may be original issue discount bonds and/ or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will generally be treated as taxable gain or loss. See "Tax Status" herein.

         "When Issued" And "Delayed Delivery" Bonds. Certain Bonds in the Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis had not yet been issued by the issuer on the Initial Date of Deposit (although such issuer had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of the Trust containing "delayed delivery" or "when issued" Bonds is that Unitholders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between their purchase of Units and delivery of such Bonds to the Trust.

         Redemption Or Sale Prior To Maturity. Certain of the Bonds in the portfolio of the Trust may be subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Unitholders and will not be reinvested. Thus, no assurance can be given that the Trust will retain for any length of time its present size and composition.

         The Trust may contain bonds that have "make whole" call options that generally cause the bonds to be redeemable at any time at a designated price. Such bonds are generally more likely to be subject to early redemption and may result in the reduction of income received by the Trust and the early termination of the Trust.

         To the extent that a Bond was deposited in the Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

         Market Discount. The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity.

         Failure of a contract to purchase bonds and substitution of bonds. In the event of a failure to deliver any Bond that has been purchased for the Trust under a contract ("Failed Bonds"), the Sponsor is authorized to purchase other bonds ("Replacement Bonds"). The Trustee shall pay for Replacement Bonds out of funds held in connection with the Failed Bonds and will accept delivery of such Bonds to make up the original corpus of the Trust. The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the Failed Bonds. Whenever a Replacement Bond has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the Trust of the acquisition of the Replacement Bond and shall, on the next monthly Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Bond exceeded the cost of the Replacement Bond. In addition, a Replacement Bond must:

          -    be a corporate debt obligation;

          - have a fixed maturity or disposition date comparable to that of the Failed Bond it replaces;

          - be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Failed Bond which it replaces; and be rated at least in the category of BBB by a major rating organization.

         If the right of limited substitution described above shall not be used to acquire Replacement Bonds in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Bonds to all Unitholders of the Trust, and distribute the principal attributable to such Failed Bonds on the next monthly Distribution Date which is more than 30 days thereafter. In the event a Replacement Bond is not acquired by the Trust, the Estimated Net Annual Interest Income per Unit for the Trust would be reduced and the Estimated Current Return thereon might be lowered.

         Risk inherent in an investment in different types of bonds--Corporate Debt Obligations. An investment in Units of the Trust should be made with an understanding of the risks that an investment in fixed rate, investment grade corporate debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. Although in recent years interest rates have been relatively stable, the high inflation of prior years, together with the fiscal measures adopted in response to such inflation, have resulted in wide fluctuations in interest rates and thus in the value of fixed rate debt obligations generally. Generally, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities.

         A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements and accordingly such issuer may not be able to meet its obligations to make principal and income payments. In addition, a slowdown in the economy or a development adversely affecting an issuer's creditworthiness may also result in the ratings of the Bonds and the value of the underlying portfolio being reduced. The Trust may consist of corporate debt obligations that, in many cases, do not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings that could have the effect of reducing the ability of the issuer to meet its obligations and might also result in the ratings of the Bonds and the value of the underlying portfolio being reduced.

         Should the issuer of any corporate debt obligation default in the payment of principal or interest, the Trust may incur additional expenses seeking payment on the defaulted bond. Because amounts recovered by a Trust in payment under the defaulted corporate debt obligation, if any, may not be reflected in the value of the Units until actually received by the Trust, and depending upon when a Unitholder purchases or sells his or her Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving a portion of any payment recovered.

         Liquidity. The Bonds in a Trust may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Many of the Bonds may not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Bonds are limited or absent. A Trust may also contain non-exempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

         Concentration Risk. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the portfolio. This makes the trust subject to more market risk. If applicable, an investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

         Utility Issues. Certain of the Bonds in the Trust may be obligations of utility issuers. In general, utilities are regulated monopolies engaged in the business of supplying light, water, power, heat, transportation or means of communication. Historically, the utilities industry has provided investors in securities issued by companies in this industry with high levels of reliability, stability and relative total return on their investments. However, an investment in a trust which contains obligations of utility issuers should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, limitations on energy supplies, governmental rate caps, deregulation, competition, variable operating costs, the difficulty in obtaining fuel or energy at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and various items including the operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of such bonds in certain Trusts to make payments of principal and/or interest on such bonds.

         Hospital and Health Care Facility Issues. Certain of the Bonds in the Trust may be obligations of hospital and health care issuers. Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by the increasing cost of insurance.

         Banks and Other Financial Institution Issues. Certain of the Bonds in the Trust may be obligations of banks and other financial institution issuers. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

         Telecommunications Issues. Certain of the Bonds in the Trust may be obligations of telecommunications issuers. Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services, competition and the rate of technological innovation. New technology, such as cellular service and fiber optics, will require additional capital outlays. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

         Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. The outcome of litigation of this nature can never be entirely predicted. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

         Additional Deposits. The Trust Agreement authorizes the Sponsor to increase the size of a Trust and the number of Units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the Securities. To minimize this effect, the Trust will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible.

PUBLIC OFFERING

         Offering Price. The Public Offering Price of the Units of the Trust is based on the aggregate institutional bid price of the bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the average weighted life of the Bonds included in the Trust. The Sponsor has implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases.

         This method of sales charge computation in the secondary market period will apply a sales charge based upon the average weighted life ("AWL") of the Bonds in the Trust in accordance with the following schedule:



             AMOUNT OF PURCHASE                                    SALES CHARGE

             Trust with AWL of Over 15 Years..................         5.50%

             Trust with AWL of Over 8 Years, But Less
             than 15 Years....................................         4.50%

             Trust with AWL of Over 4 Years, But Less
             than 8 Years.....................................         3.50%

             Trust with AWL of Less than 4 Years..............         2.00%


         The dealer concession for secondary market purchases is 80% of the applicable sales charge. We apply these sales charge fees as a percent of the unit price at the time of purchase.

         Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the public offering price less 80% of the applicable sales charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         Market for Units. Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trust at prices based on the aggregate bid price of the related Securities. The Sponsor's Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unitholders-Redemption-Computation of Redemption Price per Unit.") There is no sales charge incurred when a Unitholder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at such time, plus accrued interest.

         If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Series at prices based on the aggregate institutional bid price of the Securities. The Sponsor does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio of the Units of the Trust. In the event that a market is not maintained for the Units of the Trust, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate institutional bid price of the underlying Securities. The aggregate institutional bid price of the Securities in the Trust may be expected to be less than the aggregate institutional offering price. If a Unitholder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unitholders-Redemption" and "Sponsor."

         Advisory and Fee Accounts. We reduce your sales charge for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a Fee Account"). We reduce your sales charge by the amount of the sales charge that we would normally pay to your financial professional. You pay only the portion of the sales charge that the sponsor retains. Such purchases will not pay a dealer concession.

         Distribution of Units. The Sponsor has qualified the Units for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. Eighty percent of the applicable sales charge paid by their customers is retained by or remitted to the banks. The Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts created by the Sponsor. The difference between the discount and the sales charge will be retained by the Sponsor.

         Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unitholder or become entitled to exercise the rights of a Unitholder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within three business days after an order for the purchase of Units has been placed. The price paid by a Unitholder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

         Sponsor's and Underwriters' Profits. As set forth under "Public Offering-Offering Price," the Underwriters will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of the Trust. The Sponsor also from time to time may pay, in addition to the amounts described under "Public Offering-Offering Price," an additional concession, in the form of cash or other compensation, to any Underwriter who underwrites or sells, during a specific period, minimum dollar amounts of the Units of the Trust. In no event will such additional concession paid by the Sponsor to the Underwriter exceed the difference between the sales charge and the Underwriter's allowance in respect of Units underwritten by the Underwriter. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.

         In maintaining a market for the Units of the Trust (see "Market for Units") the Sponsor and Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell or redeem such Units and to the extent they earn sales charges on resales.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNITHOLDERS

         The rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return per Unit and Estimated Long-Term Return per Unit is set forth under "Essential Information" in Part Two of the Prospectus. Information regarding the estimated distributions of principal and interest to Unitholders of the Trust is available from the Sponsor on request.

         Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued Bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Essential Information" in Part Two of the Prospectus will be realized in the future.

         Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond may be different than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Essential Information" in Part Two of the Prospectus will be realized in the future.

TAX STATUS

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice and opinion of counsel to the Trust. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Trust was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         Assets of the Trust. The Trust is expected to hold debt obligations of corporations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither the Sponsor nor counsel to the Trust has analyzed the proper federal income tax treatment of the Trust Assets and thus neither the Sponsor nor counsel to the Trust has reached a conclusion regarding the federal income tax treatment of the Trust Assets.

         Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

         Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Dividends Received Deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

         Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

         Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

         If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

         Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

         Foreign Taxes. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

         Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

TAX REPORTING AND REALLOCATION

         Because the Trust receives interest and makes monthly distributions based upon the Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the IRS, based upon the actual collection of interest by the Trust on the securities in the Trust, without regard to the Trust's expenses or to the Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by the Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of the Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisers.

RIGHTS OF UNITHOLDERS

         Ownership Of Units. Ownership of Units of the Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. All evidence of ownership of uncertificated Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee unless a certificate is properly requested. Ownership and transfer of book-entry Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants.

         Beneficial owners of book-entry Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request to the trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred.

         Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of Units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred. Any Unitholder who holds a certificate may change to book entry ownership by submitting to the Trustee the certificate along with a written request that the Units represented by such certificate be held in book entry form.

         Distribution of Interest and Principal. Unitholders will receive interest distributions on a monthly basis. Principal, including capital gains, will be distributed monthly; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding. If such condition exists, the Trustee shall, on the next succeeding monthly Distribution Date, distribute the Unitholder's pro rata share of the balance of the Principal Account. Interest received by the Trust will be distributed on each applicable Distribution Date to Unitholders of record of the Trust as of the preceding applicable Record Date who are entitled to such distributions at that time. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Essential Information" in Part Two of the Prospectus and "Rights of Unitholders-Expenses and Charges" and "Rights of Unitholders-Redemption" herein.

         The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each applicable Record Date. See "Essential Information" in Part Two of the Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a monthly Record Date and prior to the next succeeding monthly Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding monthly Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the applicable Record Date. See "Essential Information" in Part Two of the Prospectus. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

         The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unitholder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

         Record dates for interest distributions will be the first day of the month. Details of estimated interest distributions, on a per Unit basis, appear in the "Essential Information" in Part Two of the Prospectus. The amount of the regular distributions will generally change when Securities are redeemed, mature or are sold or when fees and expenses increase or decrease.

         The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unitholders-Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unitholders-Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

         Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available for distribution from the Interest Account to Unitholders. Therefore, on each applicable Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances during the first year of the Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to the Trust in order to reduce the amount of time before distributions of interest to Unitholders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

         In order to acquire certain of the Securities subject to contract, it may be necessary to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts paid by Unitholders. The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor (without interest) when funds become available from interest payments on the particular Securities with respect to which such payments may have been made.

         In addition, because of the varying interest payment dates of the Securities comprising the Trust's portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by the Trust and distributed to Unitholders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unitholder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unitholder either redeems or sells such Unit or until the Trust is terminated.

EXPENSES AND CHARGES

         Fees. The Trustee's, Sponsor's supervisory, bookkeeping and administrative and Sponsor's evaluation fees are set forth under "Essential Information" in Part Two of the Prospectus. The Trustee's fee and the Sponsor's evaluation fee, which is earned for portfolio evaluation services, are based on the principal amount of Bonds on a monthly basis. The Sponsor's supervisory fee, which is earned for portfolio supervisory services, and the bookkeeping and administrative fees are based on the largest number of Units in the Trust at any time during such period. The Sponsor's supervisory fee, bookkeeping and administrative and Sponsor's evaluation fee, which are not to exceed the maximum amount set forth under "Essential Information" in Part Two of the Prospectus for the Trust, may exceed the actual costs of providing portfolio supervisory, bookkeeping and administrative or evaluation services for the Trust, but at no time will the total amount the Sponsor receives for portfolio supervisory services, bookkeeping and administrative or evaluation services rendered to all series of Claymore Securities Defined Portfolios in any calendar year exceed the aggregate cost to them of supplying such services in such year.

         The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under "Essential Information" in Part Two of the Prospectus for the Trust; provided, however, that such fees may be adjusted as set forth under "Essential Information." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unitholders-Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

         The Trustee's fee, bookkeeping and administrative fees and the Sponsor's fees are payable monthly, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

         Other Charges. The following additional charges are or may be incurred by the Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent registered public accounting firms selected by the Sponsor, the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the trusts (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

         Reports and Records. The Trustee shall furnish Unitholders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unitholders of the Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

REDEMPTION

         Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, on any day the New York Stock Exchange is open. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

         The Trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the Trustee receives your completed request. Rather than contacting the Trustee directly, your financial professional may also be able to redeem your Units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

         To redeem your Units which are evidenced by registered certificates, if any, you must send the Trustee any certificates for your Units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The Trustee cannot complete your redemption or send your payment to you until it receives all of these documents in completed form.

         Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.

         Within three business days following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the next subsequent Evaluation Time. See "Redemption-Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are properly received by the Trustee, except that with regard to Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

         Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

         The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted (as determined by the SEC by rule or regulation) or during which an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the SEC has by order permitted.

         Computation of Redemption Price per Unit. The Redemption Price per Unit is determined by the Trustee on the basis of the institutional bid prices of the Securities in the Trust, as of the Evaluation Time on the day any such determination is made. The institutional bid prices of the Securities may be expected to be less than the institutional offering prices of the Securities. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, (c) cash held for distribution to Unitholders of record as of a date prior to the evaluation, and (d) unpaid organization costs. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current institutional bid prices for the Securities, (2) if institutional bid prices are not available for any Securities, on the basis of current institutional bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above.

         The difference between the institutional bid and offering prices of the Securities may be expected to average 1 1/2% of face amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. For this reason, among others, the price at which Units may be redeemed could be less than the price paid by the Unitholder.

         Purchase by the Sponsor of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unitholder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering-Offering Price-Market for Units"). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

         The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering-Offering Price"). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering-Sponsor's and Underwriters' Profits").

         Retirement Plans. A trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts to $250. Fees and charges with respect to such plans may vary.

SPONSOR

         Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc., the sponsor, was created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the trustee. In November 2001, the sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts and serves as the financial advisor. The sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532, and at 101 W. Elm Street, Suite 310, Conshohoken, Pennsylvania 19428.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

         Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph and in the discussion under "Risk Factors-Failure of a Contract to Purchase Bonds and Substitution of Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         Resignation. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

TRUSTEE

         The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio may have been purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY Company"). The Trustee is also a wholly-owned subsidiary of BONY Company. The Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in the Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         Limitations On Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Schedule of Investments" in Part Two of the Prospectus.

         Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         Resignation. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EVALUATOR

         Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "Evaluator"), and as such will appraise the Bonds or cause the Bonds to be appraised.

         Limitations on Liability. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering-Offering Price."

         Resignation. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

 AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

         The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, (2) to change any provision required to be changed by the Securities and Exchange Commission, or (3) to make such other provisions as shall not adversely affect the interest of the Unitholders. The Sponsor and the Trustee may amend the Trust Agreement with the consent of Unitholders representing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unitholders. In no event shall the Trust Agreement be amended to permit the deposit or acquisition of Securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment. The Trust Agreement specifies other limitations on amending the Trust Agreement.

         The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify the Sponsor when the value of the Trust as shown by any evaluation is less than 40% of the value of the Trust as it was of the close of the initial offering period, at which time the Trust may be terminated. The Trust may also be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee in certain circumstances. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth herein. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unitholder, upon surrender of his Units (including certificates, if any), his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.

EXPERTS

         Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

         Independent Registered Public Accounting Firm. The financial statements appearing in Part Two of the Prospectus and Registration Statement have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report thereon appearing in Part Two of the Prospectus and Registration Statement, and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

CODE OF ETHICS

         The Sponsor and the Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

          - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          -    Nature of and provisions of the obligation;

          - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          - An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          - An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          - An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

         However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus(-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Moody's Ratings. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

          - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         Fitch Ratings. A brief description of the applicable Fitch rating symbols and their meanings is as follows:

          - Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          - Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          - High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          - Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          - "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category or to categories below `CCC'.






                     CLAYMORE SECURITIES DEFINED PORTFOLIOS




                CLAYMORE SECURITIES DEFINED PORTFOLIOS SERIES 135
      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                               PROSPECTUS PART ONE





WHERE TO LEARN MORE

         You can contact us for free information about this and other investments.

         VISIT US ON THE INTERNET
         http://www.claymoresecurities.com

         BY E-MAIL
         invest@claymoresecurities.com

         CALL CLAYMORE
         (800) 345-7999 Pricing Line (888) 248-4954

         CALL THE BANK OF NEW YORK
         (800) 701-8178 (investors)
         (800) 647-3383 (brokers)

ADDITIONAL INFORMATION

         This Prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain a copy of this information (a duplication fee may be required):

         E MAIL:         publicinfo@sec.gov
         WRITE:          Public Reference Section
                         Washington, D.C. 20549-0102
         VISIT:          http://www.sec.gov (EDGAR Database)
         CALL:           1-202-942-8090 (only for information on the operation
                         of the Public Reference System)
         REFER TO:       Claymore Securities Defined Portfolios, Series 135
                         Securities Act file number:  333-100223
                         Investment Company Act file number:  811-3763


               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4




                                    PART TWO

                                JANUARY 19, 2006







THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.






               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135
      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4
                              ESSENTIAL INFORMATION
                            AS OF SEPTEMBER 30, 2005
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.

GENERAL INFORMATION
Principal Amount of Securities                                                                           $6,255,000
Number of Units                                                                                               6,223
Fractional Undivided Interest in the Trust per Unit                                                         1/6,223
Principal Amount of Securities per Unit                                                                  $1,005.142
Calculation of Public Offering Price:
  Aggregate Bid Price of Securities in the Trust                                                         $6,339,262
  Aggregate Bid Price of Securities per Unit                                                             $1,018.683
  Principal Cash per Unit (1)                                                                              $(13.573)
  Accrued Interest per Unit through settlement date of October 5, 2005                                        $.628
  Total Price including Accrued Interest per Unit                                                        $1,005.738
  Sales Charge of 2.00% of Public Offering Price (2.041% of net amount invested) per Unit                   $20.527
  Public Offering Price per Unit (exclusive of accrued interest)                                         $1,025.637
Redemption Price per Unit (inclusive of accrued interest)                                                $1,005.738
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                                                         $58.0047
  Less:  Estimated Annual Expense                                                                           $2.2361
  Estimated Net Annual Interest Income                                                                     $55.7686
Daily Rate at which Estimated Annual Interest Income Accrues per Unit                                        $.1549
Estimated Current Return Based on Public Offering Price (2)                                                   5.44%
Estimated Long-Term Return (2)                                                                                4.58%

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. The Estimated Current Return and Estimated Long-Term Return will vary with changes in the Public Offering Price and there is no assurance that such returns on the date hereof will be applicable on a subsequent date of purchase. These estimated returns are increased for transactions entitled to a reduced sales charge (see "Estimated Current Return and Estimated Long-Term Return to Unitholders" in Part One of the Prospectus).





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135
      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4
                        ESSENTIAL INFORMATION (CONTINUED)
                            AS OF SEPTEMBER 30, 2005
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.


Record and Distribution Date                                Record Date is the first day of each month and distributions to Unitholders on such record dates will be made on the
                                                            15th day of the month.

Distribution                                                No distribution (other than capital gains distributions) need be made from the Principal Account if the balance therein, excluding capital gains, is less than $1.00 per 100 Units.

Trustee's Annual Fees (including estimated expenses) (3)    $2.10 per 100 Units (includes $.95 of Trustee's annual fee per Unit and $.15 of out-of-pocket expenses per 100 Units).


Sponsor's Annual Evaluation Fee                             $.31 per Unit.

Sponsor's Annual Supervisory Fee                            $.32 per Unit.

Bookkeeping and Administrative Fee                          $.25 per Unit.

Date of Trust Agreement and Initial Deposit                 October 9, 2002

Mandatory Termination Date                                  October 28, 2009

Weighted Average Stated Maturity of Bonds                   6.6 years

Discretionary Liquidation Amount                            The Trust may be terminated if the value thereof is less
                                                            than $360,000 (40% of the par value of the Securities
                                                            deposited in the Trust).


3. The Trustee's fees and the Sponsor's Evaluation fee are based on the principal amount of the bonds in the Trust on a monthly basis. The Sponsor's Supervisory fee and the Bookkeeping and Administrative fee are based on the largest number of units in the Trust at any time during that period. The Sponsor serves as evaluator for all evaluations.





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Unitholders
Claymore Securities Defined Portfolios, Series 135
Investment Grade Corporate Defined Portfolio (Intermediate), Series 4

We have audited the accompanying statement of assets and liabilities of Claymore Securities Defined Portfolios, Series 135, Investment Grade Corporate Defined Portfolio (Intermediate), Series 4, including the schedule of investments, as of September 30, 2005, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from October 9, 2002 (Date of Deposit) to September 30, 2003. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2005, by correspondence with the custodial bank. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 135, Investment Grade Corporate Defined Portfolio (Intermediate), Series 4 at September 30, 2005, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ Grant Thornton LLP


Chicago, Illinois
December 20, 2005






               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                       STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2005


ASSETS
Securities, at value (cost $6,338,415)                               $6,339,262
Interest receivable                                                      79,872
                                                                     ----------
Total assets                                                          6,419,134

LIABILITIES AND NET ASSETS
Cash overdraft                                                          139,394
Accrued liabilities                                                       3,324
                                                                     ----------
                                                                        142,718
Net assets, applicable to 6,223 Units outstanding:
  Cost of Trust assets, exclusive of interest      $6,338,415
  Unrealized appreciation                                 847
  Distributable funds                                 (62,846)
                                                   ----------        ----------
Net assets                                                           $6,276,416
                                                                     ==========

See accompanying notes to financial statements.





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                            STATEMENTS OF OPERATIONS


                                                                                                                   PERIOD FROM
                                                                                                               OCTOBER 9, 2002
                                                                        YEAR ENDED            YEAR ENDED      (DATE OF DEPOSIT) TO
                                                                     SEPTEMBER 30,         SEPTEMBER 30,         SEPTEMBER 30,
                                                                              2005                  2004                  2003
                                                                     ------------          -------------      --------------------
Investment income - interest                                             $ 364,035             $ 480,105            $  495,118
Expenses:
  Trustee's fees and related expenses                                       17,635                15,184                 8,659
  Evaluation and supervisory fees                                            4,196                 5,166                 4,935
                                                                         ---------             ---------            ----------
Total expenses                                                              21,831                20,350                13,594
                                                                         ---------             ---------            ----------
Net investment income                                                      342,204               459,755               481,524

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) on investments                                      68,497                88,470                63,097
   Unrealized appreciation (depreciation) on investments
    during the period                                                     (386,878)             (172,068)              559,795
                                                                         ---------             ---------            ----------
Net gain (loss) on investments                                            (318,381)              (83,598)              622,892
                                                                         ---------             ---------            ----------
Net increase (decrease) in net assets resulting from operations          $  23,823             $ 376,157            $1,104,416
                                                                         =========             =========            ==========

See accompanying notes to financial statements.





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             PERIOD FROM
                                                                                                         OCTOBER 9, 2002
                                                                      YEAR ENDED         YEAR ENDED     (DATE OF DEPOSIT) TO
                                                                   SEPTEMBER 30,      SEPTEMBER 30,        SEPTEMBER 30,
                                                                            2005               2004                 2003
                                                                   -------------      -------------     --------------------
Operations:
  Net investment income                                              $   342,204        $   459,755          $   481,524
  Realized gain (loss) on investments                                     68,497             88,470               63,097
  Unrealized appreciation (depreciation) on investments
  during the period                                                     (386,878)          (172,068)             559,795
                                                                     -----------        -----------          -----------
Net increase (decrease) in net assets resulting from operations           23,823            376,157            1,104,416

Distributions to Unitholders:
  Net investment income                                                 (393,898)          (507,098)            (471,532)
  Principal from investment transactions                                 (93,842)            (6,445)                  --
                                                                     -----------        -----------          -----------
Total distributions to Unitholders                                      (487,740)          (513,543)            (471,532)

Capital transactions:
  Issuance of 10,350 Units                                                    --                 --            9,708,784
  Redemption of 1,147 Units                                                   --                 --           (1,231,140)
  Redemption of 1,906 Units                                                   --         (2,019,431)                  --
  Redemption of 1,074 Units                                           (1,107,387)                --                   --
                                                                     -----------        -----------          -----------
Total increase (decrease) in net assets                               (1,571,304)        (2,156,817)           9,110,528

Net assets:
  At the beginning of the period                                       7,847,720         10,004,537              894,009
                                                                     -----------        -----------          -----------
  At the end of the period (including distributable funds applicable to Trusts Units of ($62,846), $(547,671) and $(65,026) at
  September 30, 2005, 2004 and 2003, respectively)                   $ 6,276,416        $ 7,847,720          $10,004,537
                                                                     ===========        ===========          ===========
Trust Units outstanding at the end of the period                           6,223              7,297                9,203
                                                                     ===========        ===========          ===========
Net asset value per Unit at the end of the period                    $  1,008.58        $  1,075.47          $  1,087.10
                                                                     ===========        ===========          ===========

See accompanying notes to financial statements.





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                             SCHEDULE OF INVESTMENTS

                               SEPTEMBER 30, 2005


                                              COUPON         MATURITY    REDEMPTION                      PRINCIPAL
NAME OF ISSUER                                 RATE            DATE      PROVISIONS (2)    RATING (1)       AMOUNT        VALUE (3)
-------------------------------------         ------       ----------    --------------    ---------    ----------       ----------
Ford Motor Credit Company                     7.375%       10/28/2009                      BB+/Baa3     $  675,000       $  655,054

Household Finance Corporation                 6.400         6/17/2008                      A/A1            935,000          974,008

Verizon Communications                        7.510         4/01/2009                      A+/A3           485,000          526,429

General Motors Acceptance Corporation         6.125         1/22/2008                      BB/Ba1          700,000          675,822

International Business Machines
  Corporation                                 4.250         9/15/2009            (4)       A+/A1           635,000          627,031

National Rural Utilities Cooperative
  Finance Corporation                         5.750         8/28/2009            (4)       A/A2            950,000          984,532

American General Finance Corporation          5.375         9/01/2009                      A+/A1           830,000          845,056

General Electric Capital Corporation          4.625         9/15/2009                      AAA/Aaa         950,000          949,136

Electronic Data Systems                       7.125        10/15/2009            (4)       BBB-/Ba1         95,000          102,194
                                                                                                        ----------       ----------
                                                                                                        $6,255,000       $6,339,262
                                                                                                        ==========       ==========

See accompanying notes to Schedule of Investments.




               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                        NOTES TO SCHEDULE OF INVESTMENTS


1. All ratings are by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (Standard & Poor's) and Moody's Investors Service, Inc, unless marked with the symbol "*", in which case the ratings are by Fitch Ratings. The symbol "NR" indicates Bonds for which no rating is available. The Standard & Poor's, Moody's and Fitch corporate or municipal bond ratings are a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

2. If applicable, this heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each issue generally continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instrument setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory.

Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may occur, at times when the redeemed bonds have an offering side valuation, which represents a premium over par. To the extent that the bonds were deposited in the trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the units. Conversely, to the extent that the bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the units. Distributions generally will be reduced by the amount of the income, which would otherwise have been paid with respect to redeemed bonds and there will be distributed to Unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Certain bonds have a make whole call option and are redeemable in whole at any time or in part from time to time, at the option of the issuer, at a redemption price equal to the greater of (i) 100% of their principal amount and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a set premium to the then current applicable Treasury Rate, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption. The bonds bearing this option within the trust and their respective premiums are as follows: IBM 0.125%, National Rural Utilities 0.25% and Electronic Data Systems 0.15%.


See accompanying notes to financial statements.





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

Claymore Securities, Inc. is the Trust's sponsor and evaluator.

VALUATION OF SECURITIES

Securities are stated at institutional bid prices as determined by Claymore Securities, Inc. The aggregate institutional bid prices of the Securities are determined by the Evaluator based on (a) current institutional bid prices of the Securities, (b) current institutional bid prices for comparable securities, (c) appraisal, or (d) any combination of the above.

COST OF SECURITIES

Cost of the Trust's Securities is based on the offering prices of the Securities on October 9, 2002 (Date of Deposit). Realized gain (loss) from Security transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.


2.  CHANGE IN ACCOUNTING PRINCIPLE

As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.


3.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at September 30, 2005:

   Gross unrealized appreciation                       $ 68,403
   Gross unrealized depreciation                       $(67,556)
                                                       --------
   Net unrealized appreciation                         $    847
                                                       ========




               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate institutional offering price of the Securities on the date of an investor's purchase, plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest, plus a sales charge of 3.00% of the Public Offering Price (equivalent to 3.093% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate institutional bid prices of the Securities plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 2.00% of the Public Offering Price (equivalent to 2.041% of the net amount invested).

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions per Unit on a record date basis are $56.89, $59.02 and $51.50 for the years ended September 30, 2005 and 2004 and for the period from October 9, 2002 (Date of Deposit) to September 30, 2003, respectively.

In addition, distributions of principal related to sales or calls of securities are $13.28 and $.73 per Unit for the years ended September 30, 2005 and 2004.





               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 135

      INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO (INTERMEDIATE), SERIES 4

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED
                                               SEPTEMBER 30, 2005
PER UNIT OPERATING PERFORMANCE:
    Net asset value, beginning of period            $1,075.47
                                                    ---------
    Income from investment operations:
    Net investment income                               50.25
    Net realized and unrealized gain (loss)
       on investment transactions
                                                       (45.52)
                                                    ---------
    Total from investment operations
                                                         4.74
    Distributions to Unitholders:
    Net investment income                              (57.85)
    Principal from investment transactions
                                                       (13.78)
                                                    ---------
    Total distributions                                (71.63)
                                                    ---------
    Net asset value, end of period                  $1,008.58
                                                    ---------
TOTAL RETURN (a) (c)                                     0.01%
RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (b):
    Expenses                                             0.31%
    Net investment income                                4.86%


(a) Not annualized for periods less than one full year.

(b) Annualized for periods less than one full year.

(c) Total return is based on average redemption prices per unit.




                      Contents of Post-Effective Amendment
                            To Registration Statement


     A.   Bonding Arrangements of Depositor:

         The Depositor has obtained the following Securities Dealer Blanket Bond for its officers, directors and employees:


INSURER/POLICY NO.                                            AMOUNT

National Union Fire Insurance
Company of Pittsburgh,                                      $ 250,000
Pennsylvania
959-9000

     B. This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet
                                 The prospectus
                                 The signatures
                      The Consent of Independent Registered
                             Public Accounting Firm



                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, The Registrant, Claymore Securities Defined Portfolios, Series 135, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle, and State of Illinois, on the 20th day of January, 2006.

                              Claymore Securities Defined Portfolios, Series 135
                                                                      Registrant

                                                   By: Claymore Securities, Inc.
                                                                       Depositor

                                                        By: /s/ Nicholas Dalmaso
                                    Senior Managing Director and General Counsel



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on January 20, 2006 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.


SIGNATURE                                          TITLE**                             DATE

David Hooten*                                      Chief Executive Officer and         /s/ Nicholas Dalmaso
                                                                                       -----------------------
                                                   Chairman of the Board of Directors      Nicholas Dalmaso
                                                                                           Attorney-in-Fact*

                                                                                           January 20, 2006
                                                   Senior Managing Director and
/s/ Nicholas Dalmaso                               General Counsel                         January 20, 2006
---------------------
    Nicholas Dalmaso


/s/ Steven Hill                                    Chief Financial Officer                 January 20, 2006
---------------
    Steven Hill

---------------

* An executed copy of the related power of attorney was filed as Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.


                             Claymore Code of Ethics

         Code of Ethics (Reference is made to Exhibit 2.1 to the Registration Statement on Form S-6 for Claymore Securities Defined Portfolios, Series 213 (File No. 333-122184) filed on February 9, 2005).